Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Twelve Months Ended
	12/31/2008	12/31/2007	% Ch	g	12/31/2008	12/31/2007	% Ch	g
Operating Revenues
Wireless service	$11,523	$10,151		13.5%	$44,249	$38,568		14.7%
Voice	8,796	9,801		-10.3%	37,321	40,798		-8.5%
Data	6,202	5,925		4.7%	24,372	23,206		5.0%
Directory	1,302	1,389		-6.3%	5,416	4,806		12.7%
Other	3,253	3,083		5.5%	12,670	11,550		9.7%
Total Operating Revenues	31,076	30,349		2.4%	124,028	118,928		4.3%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,923	11,889		8.7%	49,895	46,705		6.8%
Selling, general and administrative	8,211	7,745		6.0%	31,187	30,242		3.1%
Depreciation and amortization	5,044	5,223		-3.4%	19,883	21,577		-7.9%
Total Operating Expenses	26,178	24,857		5.3%	100,965	98,524		2.5%
Operating Income	4,898	5,492		-10.8%	23,063	20,404		13.0%
Interest Expense	813	868		-6.3%	3,390	3,507		-3.3%
Equity in Net Income of Affiliates	107	147		-27.2%	819	692		18.4%
Other Income (Expense) - Net	(498)	1		-	(589)	615		-
Income Before Income Taxes	3,694	4,772		-22.6%	19,903	18,204		9.3%
Income Taxes	1,290	1,636		-21.1%	7,036	6,253		12.5%
Net Income	$2,404	$3,136		-23.3%	$12,867	$11,951		7.7%

Basic Earnings Per Share	$0.41	$0.52		-21.2%	$2.17	$1.95		11.3%
Weighted Average Common
Shares Outstanding (000,000)	5,893	6,054		-2.7%	5,927	6,127		-3.3%

Diluted Earnings Per Share	$0.41	$0.51		-19.6%	$2.16	$1.94		11.3%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,920	6,095		-2.9%	5,958	6,170		-3.4%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended				Twelve Months Ended

Wireless	12/31/2008	12/31/2007	% Ch	g	12/31/2008	12/31/2007	% Ch	g
Segment Operating Revenues
Service	$11,541	$10,186		13.3%	$44,410	$38,678		14.8%
Equipment	1,318	1,169		12.7%	4,925	4,006		22.9%
Total Segment Operating Revenues	12,859	11,355		13.2%	49,335	42,684		15.6%

Segment Operating Expenses
Cost of services and equipment sales	4,817	4,301		12.0%	18,078	15,991		13.1%
Selling, general and administrative	3,914	3,458		13.2%	14,403	12,594		14.4%
Depreciation and amortization	1,443	1,669		-13.5%	5,770	7,079		-18.5%
Total Segment Operating Expenses	10,174	9,428		7.9%	38,251	35,664		7.3%
Segment Operating Income	2,685	1,927		39.3%	11,084	7,020		57.9%
Equity in Net Income of Affiliates	1	4		-75.0%	6	16		-62.5%
Minority Interest	(70)	(55)		-27.3%	(256)	(198)		-29.3%
Segment Income	$2,616	$1,876		39.4%	$10,834	$6,838		58.4%

Wireline
Segment Operating Revenues
Voice	$9,007	$10,011		-10.0%	$38,198	$41,630		-8.2%
Data	6,459	6,157		4.9%	25,352	24,075		5.3%
Other	1,606	1,489		7.9%	6,304	5,878		7.2%
Total Segment Operating Revenues	17,072	17,657		-3.3%	69,854	71,583		-2.4%

Segment Operating Expenses
Cost of sales	8,021	7,622		5.2%	31,929	31,018		2.9%
Selling, general and administrative	3,319	3,805		-12.8%	13,624	15,159		-10.1%
Depreciation and amortization	3,380	3,340		1.2%	13,150	13,416		-2.0%
Total Segment Operating Expenses	14,720	14,767		-0.3%	58,703	59,593		-1.5%
Segment Income	$2,352	$2,890		-18.6%	$11,151	$11,990		-7.0%

Advertising & Publishing
Segment Operating Revenues	$1,328	$1,473		-9.8%	$5,502	$5,851		-6.0%

Segment Operating Expenses
Cost of sales	395	431		-8.4%	1,716	1,645		4.3%
Selling, general and administrative	310	354		-12.4%	1,282	1,421		-9.8%
Depreciation and amortization	180	181		-0.6%	789	924		-14.6%
Total Segment Operating Expenses	885	966		-8.4%	3,787	3,990		-5.1%
Segment Income	$443	$507		-12.6%	$1,715	$1,861		-7.8%

Other
Segment Operating Revenues	$486	$571		-14.9%	$2,043	$2,229		-8.3%
Segment Operating Expenses	1,067	367		-	2,929	2,040		43.6%
Segment Operating Income(Loss)	(581)	204		-	(886)	189		-
Equity in Net Income of Affiliates	106	143		-25.9%	813	676		20.3%
Segment Income (Loss)	$(475)	$347		-	$(73)	$865		-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	12/31/08	12/31/07
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,792	$1,970
Accounts receivable - net of allowances for
uncollectibles of $1,270 and $1,364	16,047	16,185
Prepaid expenses	1,538	1,524
Deferred income taxes	1,014	2,044
Other current assets	2,165	2,963
Total current assets	22,556	24,686
Property, Plant and Equipment - Net	99,088	95,890
Goodwill	71,829	70,713
Licenses	47,306	37,985
Customer Lists and Relationships - Net	10,582	14,505
Other Intangible Assets - Net	5,824	5,912
Investments in Equity Affiliates	2,332	2,270
Postemployment Benefit	-	17,291
Other Assets	5,728	6,392
Total Assets	$265,245	$275,644

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$14,119	$6,860
Accounts payable and accrued liabilities	20,032	21,399
Advanced billing and customer deposits	3,849	3,571
Accrued taxes	1,874	5,027
Dividends payable	2,416	2,417
Total current liabilities	42,290	39,274
Long-Term Debt	60,872	57,255
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	19,196	24,939
Postemployment benefit obligation	31,930	24,011
Other noncurrent liabilities	14,610	14,798
Total deferred credits and other noncurrent liabilities	65,736	63,748

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,728	91,638
Retained earnings	36,591	33,297
Treasury shares (at cost)	(21,410)	(15,683)
Accumulated other comprehensive income (loss)	(17,057)	(380)
Total stockholders' equity	96,347	115,367
Total Liabilities and Stockholders' Equity	$265,245	$275,644

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Twelve Months Ended
	12/31/08	12/31/07	12/31/06
Operating Activities
Net income	$12,867	11,951	$7,356
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,883	21,577	9,907
Undistributed earnings from investments in equity affiliates	(654)	(297)	(1,946)
Provision for uncollectible accounts	1,796	1,617	586
Deferred income tax expense (benefit)	5,889	(240)	(87)
Net (gain) loss from impairment and sale of investments	517	(11)	(10)
Gain on license exchange	-	(409)	-
Changes in operating assets and liabilities:
Accounts receivable	(1,421)	(1,491)	519
Other current assets	827	(1,020)	30
Accounts payable and accrued liabilities	(5,563)	672	(2,213)
Stock-based compensation tax benefit	(15)	(173)	(18)
Other - net	(470)	2,066	1,564
Total adjustments	20,789	22,291	8,332
Net Cash Provided by Operating Activities	33,656	34,242	15,688

Investing Activities
Construction and capital expenditures
Capital expenditures	(19,676)	(17,717)	(8,320)
Interest during construction	(659)	(171)	(73)
Net Investments in affiliates	-	-	(1,104)
Acquisitions, net of cash acquired	(10,972)	(2,873)	368
Dispositions	1,615	1,594	756
Proceeds from sale of securities, net of investments	68	455	-
Sale of other investments	436	-	-
Other	45	36	7
Net Cash Used in Investing Activities	(29,143)	(18,676)	(8,366)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	2,017	(3,411)	3,649
Issuance of long-term debt	12,416	11,367	1,491
Repayment of long-term debt	(4,010)	(6,772)	(4,242)
Purchase of treasury shares	(6,077)	(10,390)	(2,678)
Issuance of treasury shares	319	1,986	589
Dividends paid	(9,507)	(8,743)	(5,153)
Stock-based compensation tax benefit	15	173	18
Other	136	(224)	198
Net Cash Used in Financing Activities	(4,691)	(16,014)	(6,128)
Net increase (decrease) in cash and cash equivalents	(178)	(448)	1,194
Cash and cash equivalents beginning of year	1,970	2,418	1,224
Cash and Cash Equivalents End of Year	$1,792	$1,970	$2,418

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Twelve Months Ended
	12/31/2008	12/31/2007	% Ch	g	12/31/2008	12/31/2007	% Ch	g

Wireless
Wireless Customers (000)					77,009	70,052		9.9%
Net Customer Additions (000)	2,095	2,675		-21.7%	6,699	7,315		-8.4%
M&A Activity, Partitioned Customers and Other Adjs. (000)	43	1,711		-97.5%	258	1,775		-85.5%
Postpaid Customers (000)					60,098	55,310		8.7%
Net Postpaid Customer Additions (000)	1,342	1,178		13.9%	4,634	3,982		16.4%
Postpaid Churn	1.2%	1.2%		-	1.2%	1.3%	-10 B	P
Licensed POPs (000,000)					304	299		1.7%

In-Region Wireline [1]
Total Consumer Revenue Connections (000) [7]
Retail Consumer Voice Connections [2]					27,479	31,005		-11.4%
Retail Consumer Additional Voice Connections [2]					3,359	4,004		-16.1%
Consumer Wired Broadband Connections [3]					12,972	12,082		7.4%
Video Connections: [4]
Satellite Connections					2,190	2,116		3.5%
U-verse Video Connections					1,045	231		-
Total Consumer Revenue Connections (000)					47,045	49,438		-4.8%

Net Consumer Revenue Connection Changes (000)	(503)	(160)		-	(2,393)	577		-

Broadband and Video
Total Broadband Connections (000) [5,7]					16,322	14,802		10.3%
Net Broadband Connection Changes (000) [5,7]	357	525		-32.0%	1,520	2,632		-42.2%
Total Video Connections (000) [4]					3,235	2,347		37.8%
Net Video Connection Changes (000) [4]	272	235		15.7%	888	837		6.1%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,288	$5,593		-5.5%	$19,676	$17,717		11.1%
Interest during construction	$204	$46		-	$659	$171		-
Dividends Declared per Share	$0.4100	$0.4000		2.5%	$1.6100	$1.4650		9.9%
End of Period Common Shares Outstanding (000,000)					5,893	6,044		-2.5%
Debt Ratio [6]					43.8%	35.7%	810 B	P
Total Employees					302,660	309,050		-2.1%

[1]	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
[2]	Includes consumer U-verse Voice over IP connections.
[3]	Wireline consumer broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[4]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[5]	Total broadband connections include DSL lines, U-verse high speed Internet access, satellite broadband and 3G LaptopConnect cards.
[6]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
[7]	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of year 2008, total switched access lines were 55,610, retail business switched access lines totaled 21,826, and wholesale and coin switched access lines totaled 3,170.